Community Trust Bancorp, Inc.

"Community Banking… Our Franchise"

Investor Presentation

NASDAQ: CTBI

www.ctbi.com

August 2007

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2006 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

■ Total Assets	$3.0 billion
■ Total Loans	$2.2 billion
■ Total Deposits*	$2.5 billion
■ Total Equity	$291.7 million
■ Dividend Yield	3.34%
■ Total Market Capitalization as of 8/20/07	$478.9 million
■ 2006 EPS	$2.59
■ 2006 P/E	16.0x

* Total Deposits include repurchase agreements.

** Current P/E range approximately 13.0x – 14.0x

Financial data is as of June 30, 2007 unless otherwise noted.

Our Banking Franchise



Frankfort
Georgetown
Flemingsburg
Ashland
Versailles
Lexington
Mount Sterling
Fort Gay
Hamlin
Harrodsburg
Winchester
Paintsville
Richmond
Prestonsburg
Williamson
Danville
Berea
Lebanon
Mount Vernon
Campbellsville
Greensburg
London
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
Summersville
Community Trust Bank Branch Office
Community Trust & Investment Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky
- 2nd largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of market share of all FDIC insured institutions and #1 in deposit share of Kentucky domiciled institutions

Market Analysis

Competitive Position

- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Organizational History

"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust
Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and
Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under Management $1.1 billion
  - Includes CTB investment portfolio of $458.3 million

Financial data is as of June 30, 2007

Community Trust Bancorp, Inc.

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	38 years	38
Mark A. Gooch	CTB President and CEO	26 years	26
Tracy E. Little	CTIC President and CEO	33 years	4
Kevin J. Stumbo	EVP/Controller	20 years	12
Steven E. Jameson	EVP/Risk Manager	22 years	3
James J. Gartner	EVP/Chief Credit Officer	39 years (17 at OCC)	5
James B. Draughn	EVP/Operations	14 years	14
Michael S. Wasson	EVP/C KY President	36 years	7
Richard W. Newsom	EVP/E KY President	24 years	24
Ricky Sparkman	EVP/SC KY President	22 years	13
Larry W. Jones	EVP/NE President	39 years	5

103 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends
- 26 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.5%
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market and included in the NASDAQ Dividend Achievers Index

Operational Philosophy

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Growth Strategies

- Acquisitions
  - 14 Banks
  - 17 Branches
  - Last Acquisition in June 2005
  - Terminated Agreement to Acquire Eagle Fidelity, Inc.
    - Collected $1.2 million termination fee
- De Novo Branches and Branch Expansion/Relocation
  - 3 De Novo Branches Opened in 2005
  - 2 Expansion/Relocations in 2006
  - 2 New Branches under construction projected to open in 4Q 2007
- Investment in Trust Subsidiary
  - Increase in Assets Under Management of $214.8 million
- Investment in Full Service Brokerage
  - 9 Full-Time Representatives

Managing Liquidity through Innovative Products


It's Back!
HOOPS®
Certificate of Deposit
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
You'll have a ball!
800-422-1090
Community Trust® Bank
building communities...built on trust®
Member FDIC
$2,500.00 minimum deposit. HOOPS® CD is available through November 14, 2006. Substantial penalty for early withdrawal.

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Volume varies as needs vary:
  - 2002 $ 146,828,000
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000

Performance Summary

	2006	2005	2004
Earnings Per Share (basic)	$2.59	$2.31	$2.09
Return on Average Assets	1.33%	1.22%	1.22%
Return on Average Equity	14.51%	13.98%	13.48%
Net Interest Margin	4.02%	4.02%	4.06%
Efficiency Ratio	56.67%	56.83%	58.25%
Nonperforming Loans	0.66%	1.02%	1.06%
Net Charge-offs	0.29%	0.37%	0.35%
As a % of Average Assets:			
Noninterest Income	1.11%	1.19%	1.33%
Noninterest Expense	2.73%	2.79%	2.93%

Shareholder Value

Dividends Per Share



$0.65
$0.75
$0.87
$0.98
$1.05
$1.08
11.5%
2002
2003
2004
2005
2006
2007*

*2007 is projected DPS

Dividends Per Share

- 26 consecutive years of increased cash dividends
- 11.5% compound growth rate for past five years
- Increased dividend by 1¢ (3.85%) effective with the January 2007 dividend
- 2006 cash dividends increased 7.1%
- December 31, 2006 cash dividend yield 2.53%
- June 30, 2007 cash dividend yield 3.34%

Shareholders' Equity



(in millions)
$209.4
$221.4
$236.2
$253.9
$282.4
8.1%
2002
2003
2004
2005
2006

- Shareholders' equity has increased 34.8% during the past five years
- 8.1% compound growth rate for the past five years
- 2007 projected shareholders' equity between $300 and $302 million

Total Market Capitalization

(in millions)



$271.4
$310.5
$406.5
$461.2
$629.5
$478.9
2002
2003
2004
2005
2006
2007

All data is as of year-end except 2007 which is based upon stock price on June 30, 2007

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$300
$200
$100
$0
2002
2003
2004
2005
2006
2007
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI Stock on December 31, 2002 would have outperformed the NASDAQ Bank Stocks at June 30, 2007 but underperformed the NASDAQ Composite.**

Comparison to Russell 2000 Index of small cap companies



Return to Investors
December 31, 2006
39.08%
18.35%
18.27%
13.55%
22.09%
11.39%
15.28%
9.44%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

Comparison to Russell 2000 Index of small cap companies



Return to Investors
June 30, 2007
16.49%
13.52%
13.91%
12.23%
8.45%
10.50%
9.14%
-4.81%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

2006 Earnings Review

Earnings Per Share


$1.83
$1.95
$2.09
$2.31
$2.59
12.3%
2002
2003
2004
2005
2006

- 8th consecutive year of increased EPS
- Earnings per share increased 12.1% in 2006
- 12.3% 5-year compound growth rate for EPS
- 2007 EPS projected between $2.45 and $2.57

Net Income



(in millions)
$27.6
$28.9
$31.0
$34.4
$39.1
11.9%
2002
2003
2004
2005
2006

- 2006 performance drivers
  - Loan and deposit growth
  - Increased net interest income
  - Stable noninterest income
  - Noninterest expense control
  - Improved asset quality
- 2007 projected net income between $37 and $39 million

Noninterest Income as a % of Total Revenue



(in millions)
$27.9
$36.4
$34.0
$33.6
$32.7
2002
2003
2004
2005
2006
Noninterest Income
% of Total Revenue

- 2006 noninterest income
  - Increase in deposit fees
  - Change in mortgage loan activity
  - Stable brokerage revenue
  - Increase in trust revenue
- 2007 projected noninterest revenue between 23.5% and 25.5% of total revenue

Net Interest Margin



4.12%
4.07%
4.07%
4.02%
4.07%
4.03%
4.08%
4.04%
3.94%
3.99%
Dec 05
Mar 06
Jun 06
Sep 06
Dec 06
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/06 -5.99%

- % of assets repricing
  - Within 30 days 38.4%
- % of liabilities repricing
  - Within 30 days 15.0%
  - Within 90 days 23.1%
  - Within 180 days 35.7%

2006 Balance Sheet Review

Total Assets



(in billions)
$2.49
$2.48
$2.71
$2.85
$2.97
2002
2003
2004
2005
2006

- Total assets increased 4.2% during 2006 to $2.97 billion
  - Loan growth $60.1 million
  - Deposit growth $127.1 million
- Total assets are expected to remain stable or decline slightly in 2007

Total Loans



(in billions)
$1.63
$1.74
$1.90
$2.11
$2.17
2002
2003
2004
2005
2006

- 2007 projected loan growth between $140 and $150 million

Loan Portfolio Mix

December 31, 2006



Consumer 20%
Comm R/E 35%
R/E Mortgage 29%
Comm Other 16%

Net Charge-offs
as a % of average loans


0.63%
0.48%
0.35%
0.37%
0.29%
2002
2003
2004
2005
2006

Loan Loss Reserve
as a % of net loans


1.42%
1.42%
1.42%
1.40%
1.27%
2002
2003
2004
2005
2006

Nonperforming Loans
as a % of total loans


1.39%
0.97%
1.06%
1.02%
0.66%
2002
2003
2004
2005
2006

Concentrations of Credit


December 31, 2006
3.5%
3.9%
4.7%
3.1%
6.1%
2.8%
3.6%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

Total Deposits
including Repurchase Agreements


(in billions)
$2.18
$2.16
$2.23
$2.38
$2.50
2002
2003
2004
2005
2006

- Total deposits including repurchase agreements are expected to remain stable to increasing per funding needs.

Total Deposits
including Repurchase Agreements

December 31, 2006


Repurchase Agreements 6%
Noninterest Bearing 17%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 19%
Savings 8%
CDs >$100K 18%

2nd Quarter 2007 Review

Net Income



(in millions)
$9.9
$9.9
$9.5
$8.0
$8.9
June '06
Sept '06
Dec '06
Mar '07
Jun '07

- Redemption of trust preferred securities in Q1
  - $1.9 million pre-tax charge from unamortized debt issuance costs
- Continuing pressure on net interest margin
- Normal changes in loan loss provision as reserve adequacy is reviewed on a quarterly basis

Noninterest Income


(in millions)
$8.0
$8.2
$8.6
$8.5
$9.0
Jun '06
Sept '06
Dec '06
Mar '07
Jun '07

- Increased loan related fees
- Increased trust revenue
- Increased deposit service charges
- Increased nonrecurring revenue items

Noninterest Expense



(in millions)
$19.9
$20.0
$20.5
$22.5
$20.9
Jun '06
Sept '06
Dec '06
Mar '07
Jun '07

- Q-O-Q decrease resulted from unamortized debt issuance costs on trust preferred redemption

Total Loans


(in billions)
$2.14
$2.15
$2.17
$2.17
$2.21
Jun '06
Sept '06
Dec '06
Mar '07
Jun '07

- Loan portfolio grew at an annualized rate of 8.0% during the quarter and 3.6% year over year.

Total Deposits including Repurchase Agreements

(in billions)



$2.48
$2.44
$2.50
$2.56
$2.52
Jun '06
Sep '06
Dec '06
Mar '07
Jun '07

- **Deposits, including repurchase agreements, declined $42.0 million, an annualized 6.6%, during the quarter.**
  - **Managing deposit growth and pricing controls due to liquidity**

Nonperforming Loans as a % of Total Loans


0.80%
0.73%
0.66%
0.83%
1.08%
Jun '06
Sept '06
Dec '06
Mar '07
Jun '07

2007 Key Strategic Initiatives

CTBI: 2007 Outlook

Net Income	$37 to $39 million
Earnings Per Share	$2.45 to $2.57
Total Assets	Stable or slight decline
Loan Growth	$140 to $150 million
Total Deposits	Stable to increasing (per funding needs)
Efficiency Ratio	57.25% to 58.00%
Shareholders' Equity	$300 to $302 million

2007 Operational Initiatives

Attaining our 2007 corporate goals

- **Internal growth of core banking businesses**
- **Expansion through new branches and acquisitions**
  - **2007 new branches in Huntington, WV and Frankfort, KY**
- **Continued expansion of trust and brokerage services**
- **Improved management and customer information**
- **Continued expansion of profitable product lines**

2007 Operational Challenges

Major impacts on 2007 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

In Summary … Why CTBI

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De novo branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Liquidity of stock

Community Trust Bancorp, Inc.

"Building Communities…Built on Trust"